ROTH Capital Partners 31st Annual Growth Conference

March 17-19, 2019

PDL BioPharma, Inc.

Nasdaq: PDLI

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc. and other income generating assets;
- Risks related to the commercialization of our products, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, reliance on a third party for commercialization of our authorized generic product, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;
- Failure to acquire or successfully integrate additional products or other sources of revenues sufficient to continue operations;
- Our reliance on third party manufacturers who may not perform as expected;
- The performance of acquired products or other income generating assets may not meet our revenue forecasts;
- Failure to maintain regulatory approvals relating to our products or those of our royalty counterparties;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to acquire income-generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability;
- Income generating assets secured by collateral may be under-secured and unable to recuperate our investment in the transaction; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL's Evolving Strategy

Maximize shareholder value through the acquisition, nurturing and growth of a portfolio of healthcare assets.

Strategic focus on developing and capturing the value of a portfolio of actively managed operating companies with revenue growth potential:

- Noden Pharma DAC, a specialty pharma company domiciled in Ireland.
  - Tekturna®(aliskiren) and authorized generic (U.S.) and Rasilez® (ex-U.S.) for the management of hypertension.
- LENSAR, a leader in next-generation femtosecond cataract laser surgery.
  - Focus on strengthening operations to maximize value and exit at appropriate time.

Actively seeking potential new product and company acquisitions, or strategic commercialization partnerships.

The returns from legacy royalty and debt deals fund new strategy:

- Current cash as well as further potential monetization and future cash flows from royalty and debt portfolio will fund biopharma acquisitions.
- Acquired remaining rights to Assertio royalties in July 2018.
- $400M+ in cash expected from royalty payments through 2023.

Investment Highlights

- Noden Pharma - Focus on generating profitable cash flows with Tekturna®/ Rasilez®, maximizing well-targeted international market opportunities and mitigating impact of anticipated generic competition in U.S.
- LENSAR serves the world's highest-volume surgical procedure with market leading, Augmented Reality™ imaging and processing technology.
  - Only 10% of U.S. cataract surgery market and <3% ex-U.S. have been captured by femtosecond laser technology.
- Operations and growth strategy largely funded by success with prior business model, nine active royalty and debt deals and strong balance sheet.
- Complementary to core business development strategy, commitment to creating shareholder value through share repurchases.
  - Completed the $30 million share buyback program in 2017 and the $25 million share buyback program early in 2018.
  - Authorized a new $100 million share buyback program and repurchased 19.4 million shares for $61 million, with an average per share price of $3.15.
- Experienced leadership team with proven ability to identify assets, consummate transactions and commercialize products.

PDL

Business Development Strategy

What we are looking for:

- Commercial-stage products and/or companies which performance may be improved through access to PDL's capital and expertise.
- Late development stage assets or pre-commercialization products.
- Products or companies that present synergies with existing operating structures or offer attractive returns as standalone companies.

Why we are in a strong position:

- Strong, liquid balance sheet that can be quickly deployed.
- Expertise in evaluating opportunities, consummating deals and managing businesses on the path to growth and profitability.

Our endgame:

- Build growing, profitable revenues from operating companies' cash flows.
- Potentially capture market value through IPOs or divestiture.

We have a robust number of potential targets under evaluation.

PDL

Leadership with Proven Track Record

Each member of the executive team brings to PDL 20-35 years of relevant biopharma and/or medtech experience.

Executive Management

Dominique Monnet, President & CEO

Peter Garcia, CFO

Chris Stone, General Counsel

Jill Jene, Ph.D., VP, Business Dev.

Alan Markey, CEO, Noden Pharma

Nick Curtis, CEO, LENSAR

Capabilities & Accomplishments

- Over $1 billion in completed transactions
- Commercial product launches and growth in the U.S. and internationally
- Business creation and turnarounds
- Strong corporate governance
- Deep cross-functional expertise
- Entrepreneurial, value-creation culture

PDL

PDL®

NODEN PHARMA

The Noden/Tekturna® Transaction


Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg

- Noden Pharma and Tekturna®/Rasilez® were PDL's first operational acquisitions in July 2016.

- Strategic rationale:
  - Build a global, nimble commercial platform around a differentiated but neglected, niche cardiovascular product.
  - The transaction terms were hedged to provide some protection against a generic entrant.

The Tekturna® Opportunity

- Hypertension is a chronic condition with serious long-term health implications, affecting nearly 50% of all adults in the U.S.[1]
- Angiotensin Converting Enzyme Inhibitors (ACEIs) and Angiotensin II Receptor Blockers (ARBs) are typically first- and second-line therapies.
- Tekturna® (aliskiren) has a unique mode of action as the only approved direct renin inhibitor for the management of hypertension [2]. It may be an alternative to ACEIs and ARBs, especially for intolerant patients.
  - 17% of ACEI patients and 11% of ARB patients discontinue therapy due to adverse events [3], representing ~ 6 million patients in the U.S.
- Tekturna® has been shown to provide incremental blood pressure lowering when added to a calcium channel blocker (CCB).[4]
  - 55% of U.S. patients on CCB monotherapy are not at goal; HCPs add another antihypertensive agent in 35% of cases, or 3.3 million U.S. patients.

1) Source: AHA's Heart Disease and Stroke Statistics – 2018 Update. Circulation, Jan. 31, 2018
2) U.S. Product Information: Not for use with ACE inhibitors or ARBs in patients with diabetes or renal impairment, pregnant women and pediatric patients below age 6.
3) Source: Thomopoulos et al., J Hypertension 2016; 34:1921-1932
4) Source: U.S. Prescribing Information, Tekturna®

PDL®

Tekturna® Impact of Settlement with Anchen

- Paragraph IV filing in April 2017 by Anchen Pharmaceuticals regarding Tekturna® directed to the formulation patent expiring in 2026, but not to the API based patents that expire in January 2019 (Tekturna®, with pediatric extension).
- Anchen agreed not to commercialize its generic version of aliskiren until March 2019. Anchen is expected to launch shortly thereafter.
- Anchen's formulation is not a copy of Tekturna® and settlement does not allow Anchen to commercialize such a copy.
- Due to the expectation of a generic version of aliskiren being launched in the U.S., Noden revised its estimates of future cash flows.
  - Analysis resulted in an accounting impairment charge of $152.3 million against the Noden intangible asset and a $22.3 million reduction in potential consideration due to Novartis.
- Anchen appears to be the sole ANDA filer for an aliskiren hemifumarate generic.
- Par's Paragraph IV filing in its ANDA filing referencing Tekturna HCT was settled, with Par agreeing not to enter the market until 2028.

PDL

Noden U.S.: Focus on Profitability

- Actions to increase the profitability of Tekturna® and mitigate the impact of potential generic competition include:
  - Discontinued contract sales force in August 2018;
    - Resulting in sales and marketing expenses savings of $3.5 to $4 million per quarter.
  - Transitioned to a comprehensive, cost efficient program of non-personal promotion;
    - Partnering with Archer Healthcare which has a proven track record with niche brands.
  - Preparing to compete effectively both with the Tekturna® brand as well as through a partnership with Prasco Laboratories that recently launched an authorized generic (AG) of Tekturna®.

PDL

Tekturna® NRx Volume Has Remained Stable Since Elimination of Field Force



Tekturna® NRx
2/16/18 – 2/15/19
1,400
1,200
1,000
800
600
400
200
Field Sales
NPP Program
2/16/2018
3/16/2018
4/16/2018
5/16/2018
6/16/2018
7/16/2018
8/16/2018
9/16/2018
10/16/2018
11/16/2018
12/16/2018
1/16/2019
National NRx

IMS Xponent Weekly NRx 2/16/18 – 2/15/19

PDL

Maximizing Rasilez® Profitability Ex-U.S.

- Reviewed each ex-U.S. market and determined to:
  - Make no investments in direct promotions.
  - De-register the products in unprofitable markets.
  - Identify and pursue growth geographies.
- Actions:
  - EU: Nov. 2017 assumed commercialization in the EU and Switzerland, focusing on countries where the products are profitable.
  - Japan: Dec. 2017 agreement with Orphan Pacific for the distribution of Rasilez® in Japan that started in 1Q18.
  - China: Dec. 2017 agreement with Lee's Pharmaceutical Holdings, Ltd. granting them exclusive rights to Rasilez® in China/Hong Kong/Taiwan/ Macau, opening a new market opportunity for the product in 1H19.

Noden Pharma DAC built a full cross-functional capability and a comprehensive distributor network ex-U.S.

PDL

LENSAR

CATARACT LASER WITH AUGMENTED REALITY

LENSAR
CATARACT LASER WITH AUGMENTED REALITY

- Converted debt to equity in May 2017.
  - Ability to utilize $116.5 million in NOLs.
    - PDL utilized approximately $45.3 million in LENSAR NOLs in 2017 and 2018 resulting in cash tax savings of approximately $14.2 million.
  - Consider an exit when shareholder value is maximized.
- Global developer and manufacturer of femtosecond lasers (FLS) for cataract surgery.
- Cataract surgery is the No. 1 surgical procedure globally by volume.
  - FLS procedures to grow ~7.5% per year through 2021.
- Leads the market in innovation with Streamline IV.
- 67 employees primarily in Orlando headquarters.
- Appointments of three Board members: ophthalmic KOLs, William Link, Ph.D. and Richard Lindstrom, M.D., and senior healthcare executive Gary Winer.
- Strategic rationale:
  - Good company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems.



PDL

LENSAR Highlights

Large and Growing Market

- >27 million cataract surgeries estimated in 2018.
- Integrating preop diagnostics is driving growth by improving efficiencies and delivering better outcomes.
- Existing treatments are sub-optimal for managing astigmatism (60-70% of cataract patients).

Leading Technology Platform

- Widely recognized as the technology innovator with >$170 million invested.
- Broad and deep IP portfolio with >35 U.S. patents issued and >60 pending.
- Proprietary technology; IntelliAxis enhances astigmatism management and patient outcomes addressing large unmet need.

Compelling Business Model

- Recurring revenue business model with global KOL support.
- Strong value proposition for customers as the only true independent platform compatible with multiple topographers and all IOL manufacturers.
- ~184 systems in place with >275,000 cataract procedures performed.

Positioned for Growth

- Secured ~10% global market share with limited sales and marketing resources.
- India launch 1Q15, China 1Q16; replaced early distributor in Europe.
- Acquisition of Precision Eye Services laser business consolidates LENSAR's services in US transportable and fixed sites.

PDL®

LENSAR Evolution: Continued Innovation


IF YOUR FEMTOSECOND CATARACT LASER HASN'T EVOLVED,
IT'S PROBABLY EXTINCT
Don't let your technology put you at risk for extinction. Manage astigmatism with LENSAR®, now with Streamline® IV.
Join the Evolution.
LEARN MORE >

PDL

PDL®

Royalty and Debt Portfolio

Royalty and Debt Deals as Sources of Cash

9 Current Deals

Royalty Transaction/ Senior Secured Financing
Wellstat Diagnostics, LLC
$44,000,000
November 2012

Royalty Acquisition
ASSERTIO
Depomed
$240,500,000
October 2013
$20,000,000
July 2018

Senior Secured Financing
LENSAR
$60,000,000
October 2013
Converted to equity in Q2 2017

Senior Secured Financing
DIRECT FLOW MEDICAL, INC.
$60,000,000
November 2013
Written down to ~$10 MM in 4Q16

Royalty Acquisition
VB Viscogliosi Bros., LLC
$15,500,000
June 2014

Royalty Acquisition
University of Michigan
$65,600,000
November 2014

Senior Secured Financing
CareView Communications
$40,000,000
June 2015

Royalty Acquisition
AcelRx Pharmaceuticals, Inc.
$65,000,000
September 2015

Royalty Acquisition
kybella
$9,500,000
July 2016

7 Concluded Deals

Senior Secured Financing
DURATA THERAPEUTICS
$70,000,000
October 2013

Royalty Transaction/ Senior Secured Financing
AxoGen
$20,800,000
October 2012

Senior Secured Financing
MERUS LABS
$55,000,000
July 2012

Royalty Transaction/ Senior Secured Financing
AVINGER
$40,000,000
April 2013

Senior Secured Financing
PARADIGM SPINE
$75,000,000
February 2014

Royalty Acquisition
ARIAD
Up to $140,000,000
July 2015

Senior Secured Note Purchase
kaléo
$150,000,000
April 2014

PDL

Cash Flow Funds the New Business Strategy: $57 million of Cash Royalties YTD Q3-2018

Product	Licensee	Counterparty	Royalties Until[1]	Investment	Cash Received to date[2]
Glumetza metformin HCl	Assertio	Bausch Health	indefinite		
Janumet XR (sitagliptin and metformin HCl extended-release)	Assertio	Merck Be well	6/2018		
Jentadueto XR (linagliptin/metformin HCl extended-release) tablets	Assertio	Boehringer Ingelheim / Lilly	5/2026	$260.5MM	$380.0MM
Invokamet XR canagliflozin/metformin HCl extended-release tablets	Assertio	Janssen	9/2023		
Synjardy XR (empagliflozin/metformin HCl) tablets	Assertio	Boehringer Ingelheim / Lilly	12/2026		
Iclusig (ponatinib) tablets 45 mg, 15 mg	Ariad	Ariad	Payoff	$100.0MM	$120.0MM[3]
Cerdelga (eliglustat) capsules	University of Michigan	Sanofi Genzyme	7/2022	$65.6MM	$12.9MM
Zalviso Sufentanil Self-Managed Delivery System	AcelRx Pharmaceuticals, Inc.	Grünenthal	1/2032 or 3X investment	$65.0MM	$0.4MM
coflex	VB Viscogliosi Bros., LLC	Paradigm Spine	Until $36.7MM	$15.5MM	$5.8MM
kybella	Inventor	Allergan	2/2025	$9.5MM	$0.4MM

1) Expected dates based upon current agreements and patent expiry estimates.
2) As of 12/31/18.
3) Paid off on 3/30/17.

PDL

Projected Cash Flows from Royalties
2018 to 2023

Cumulative cash flows expected to exceed $400 million


$ 90
$ 80
$ 70
$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$
Annual Cash Royalties ($ millions)
$ 450
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$
Cumulative Cash Royalties ($ millions)
2018
2019
2020
2021
2022
2023
Year
Assertio/Depomed
U of M - Cerdelga
AcelRx
Viscogliosi Brothers
Kybella
Total Cumulative

Note: Based upon royalty cash flow forecasts as of September 30, 2018. Actual results may vary.

PDL

Financials

Fourth Quarter 2018 Financials

(In thousands, except per share amounts)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017
Royalties from Queen et al. patents	$ 2	$ 4,531	$ 4,536	$ 36,415
Royalty rights - change in fair value	19,139	30,103	85,256	162,327
Interest revenue	83	776	2,337	17,744
Product revenue, net	25,976	32,646	105,448	84,123
License and other	(81)	(20)	533	19,451
Total revenues	45,119	68,036	198,110	320,060
Cost of product revenue	11,444	17,905	48,460	30,537
Amortization of intangible assets	1,577	6,251	15,831	24,689
General and administrative expenses	6,019	9,788	45,420	45,641
Sales and marketing	2,772	6,489	17,139	17,683
Research and development	806	729	2,955	7,381
Impairment of intangible assets	-	-	152,330	-
Asset impairment loss	8,200	-	8,200	-
Change in fair value of anniversary payment and contingent consideration	(19,198)	(3,000)	(41,631)	349
Total operating expenses	11,620	38,162	248,704	126,280
Operating income (loss)	33,499	29,874	(50,594)	193,780
Interest and other income, net	1,958	933	6,065	1,659
Interest expense	(2,895)	(5,139)	(12,157)	(20,221)
Gain on bargain purchase	-	5,314	-	9,309
Gain on investment	-	-	764	-
Income (loss) before income taxes	32,562	30,982	(55,922)	184,527
Income tax expense	16,283	8,646	12,937	73,826
Net income (loss)	16,279	22,336	(68,859)	110,701
Less: Net loss attributable to noncontrolling interests	-	-	-	(47)
Net income (loss) attributable to PDL's shareholders	$ 16,279	$ 22,336	$ (68,859)	$ 110,748
Net income (loss) per share - Basic	$ 0.12	$ 0.15	$ (0.47)	$ 0.71
Net income (loss) per share - Diluted	$ 0.11	$ 0.15	$ (0.47)	$ 0.71

Key Points

- Q4 2018 revenue of $45.1 million.
- FY 2018 product revenues increased by 25% vs. FY 2017.
- Product revenues make up 53% 2018 revenues.
- Cash flows from royalty deals fund the new strategy.
- Q4 2018 net income of $16.3 million.
- Valued at 3x LTM adj. EBITDA

PDL

Strong Balance Sheet

PDL's strong balance sheet gives us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase program.

	December 31, 2018 ($ in millions)
Cash, cash equivalents and short-term investments	**$395**
Total Assets	**$964**
Debt:	
2.75% Convertible Debt – due 12/2021 ($3.81 conversion price)[1]	**$150**

~$245 million net cash on balance sheet
~55% of market capitalization

1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

PDL

Book Value Increased $0.63 in Q4 18 as a Result of Stock Repurchase Program

PDL's book value for the period ending December 31, 2018 was $5.70



PDL's Book Value Per Share
$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18

Does not include asset value of royalties from Queen et al patents.

PDL

Share Repurchase Programs

- While our focus is on the strategic acquisition of biopharma assets, given the significant discount of PDL's stock price to its book value, we have implemented share repurchase programs to return value to shareholders.
- Completed $55 million in two initial stock repurchase programs.
  - 22.1 million shares at an average repurchase share price of $2.49.
- Announced a new $100 million share repurchase program on September 24, 2018.
  - Completed $25.5 million in Q4 2018.
    - Repurchased 8.7 million shares at average share price of $2.94.
  - To date we have used $61 million from this program to repurchase 19.4 million shares at an average price of $3.15 per share.

PDL

Why Invest in PDLI?

Upside from the new business model
Strong cash flow generation
Significantly undervalued

Strategic focus of building a portfolio of actively managed healthcare assets with revenue growth potential.

An accomplished executive team with the necessary expertise.

Significant purchasing power with $400 million in cash on the balance sheet.

>$400 million in cash flows expected from royalty payments alone through 2023.

Flexibility/ability to monetize current portfolio of assets to fund BD strategy.

Capital allocation balances investing in the business and share repurchases.

Executing on a $100 million share repurchase to capitalize on discount to book value.

Committed to creating shareholder value and closing the valuation gap

PDL